EXHIBIT 10.1
FIFTH AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          This Fifth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of March 23, 2009, is made by and among infoGROUP INC., a Delaware corporation, formerly known as infoUSA Inc. (the “Borrower”), the financial institutions party hereto in the capacity of a Lender (as defined in the Credit Agreement defined below), BANK OF AMERICA, N.A., successor in interest to LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, N.A., formerly known as CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”). This Amendment becomes effective as provided in Section 8 hereof.
Recitals
          The Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and certain financial institutions (including those party hereto) are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2008, and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 2008 (as so amended and together with all further amendments, supplements, modifications and restatements from time to time thereof the “Credit Agreement”). Capitalized terms used in these Recitals have the meanings given in the Credit Agreement.
          The Borrower has requested that the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders consent to the sale of certain assets and the application of proceeds from that sale to the Obligations. The Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders are willing to grant the Borrower’s requests on the terms and conditions set forth herein.
          ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
ARTICLE 1
1. Definitions. All terms used in this Amendment that are defined in the Credit Agreement and not otherwise defined herein have the meanings given them in the Credit Agreement.
     1.1 (a) Section 1.1 of the Credit Agreement is amended to add the following new definitions:
     “Disclosure Letter” means the Disclosure Letter dated as February 14, 2006, delivered by the Borrower to the Administrative Agent and the Lenders, as supplemented and amended on February 23, 2007, November 15, 2007, March 31, 2008, August 14, 2008 and March 23, 2009.
     “Divested EBITDA” of any divested entity or business means the consolidated EBITDA of such divested entity or business calculated on a basis consistent with the calculation of Consolidated EBITDA under this Agreement and in compliance with laws, rules and regulations applicable to publicly traded companies in the United States, including Regulation S-X promulgated by the Securities and Exchange Commission, or as may be approved by the Administrative Agent.
     “Fifth Amendment” means that certain Fifth Amendment to Amended and Restated

Credit Agreement by and among the Borrower, the Lenders and the Administrative Agent dated as of March 23, 2009.
     “Macro International Buyer” means an affiliate of ICF International, Inc., a Delaware corporation.
     “Macro International Sale” means the sale of all of the stock of Macro International Inc. to the Macro International Buyer.
     “Macro International Sale Documents” means (i) that certain Stock Purchase Agreement by and among the Macro International Buyer, ICF International, Inc., a Delaware corporation, the Borrower, and Opinion Research Corporation, a Delaware corporation, (ii) that certain Escrow Agreement, by and among the Macro International Buyer, ICF International, Inc., a Delaware corporation, the Borrower, Opinion Research Corporation, a Delaware corporation and the escrow agent named therein, and (iii) all other material documents related thereto.
     1.2 (b) Section 1.1 of the Credit Agreement is further amended by amending the definition “Consolidated EBITDA” by replacing the existing clause (iii) of that definition and adding a new clause (iv) as follows:
     (iii) Acquired EBITDA; less
     (iv) Divested EBITDA.
ARTICLE 2
2. Consent to Sale of Macro International. The Required Lenders hereby consent to the Macro International Sale in accordance with the Macro International Sale Documents and waive application of any provision of the Credit Agreement that would prohibit the Macro International Sale, including Section 10.2 of the Credit Agreement.
ARTICLE 3
3. Payment of Macro International Net Sale Proceeds.
     3.1 (a) Initial Macro International Net Sales Proceeds Amount. Set forth on Exhibit A hereto are:
          3.1.1 (i) the gross sales price for the Macro International Sale (“Gross Sales Price”);
          3.1.2 (ii) the portion of the Gross Sales Price escrowed for working capital adjustments (the “Working Capital Escrow Amount”)
          3.1.3 (iii) the portion of the Gross Sales Price escrowed for potential indemnity claims (the “Indemnity Escrow Amount”);
          3.1.4 (iv) a reserve for estimated transaction expenses related to the Macro International Sale (the “Transaction Expense Reserve Amount”); and
          3.1.5 (v) a reserve for incremental taxes resulting from the Macro International Sale (the “Tax Reserve Amount”).
“Initial Macro International Net Sales Proceeds Amount” means the Gross Sales Price less the Working Capital Escrow Amount, less the Indemnity Escrow Amount, less the Transaction Expense Reserve Amount, less the Tax Reserve Amount.

     3.2 (b) Payment of Initial Macro International Net Sales Proceeds Amount. The Borrower will instruct the Macro International Buyer to pay to the Administrative Agent on the closing date for the Macro International Sale, the Initial Macro International Net Sales Proceeds Amount. Upon receipt, the Administrative Agent will distribute the Initial Macro International Net Sales Proceeds Amount to the Term Lenders for application to installments of the Term Loans in inverse order of maturity.
     3.3 (c) Payments from Working Capital Amount and Indemnity Escrow Amount. Within five Business Days after receiving any payment with respect to the Working Capital Escrow Amount or the Indemnity Escrow Amount, the Borrower will notify the Administrative Agent of such event, describe the source of payment (whether from the Working Capital Escrow Amount or the Indemnity Escrow Amount) and pay such amount to the Administrative Agent. Upon receipt, the Administrative Agent will distribute that amount to the Term Lenders for application to installments of the Term Loans in inverse order of maturity. The Borrower will promptly notify the Administrative Agent in writing of any claims by the Marco International Buyer with respect to the Working Capital Escrow Amount or the Indemnity Escrow Amount.
     3.4 (d) Payments from Transaction Expense Reserve Amount. Not later than the later to occur of April 30, 2009 or ten Business Days after the closing of the Macro International Sale, the Borrower will deliver to the Administrative Agent an accounting of all transaction expenses related to the Macro International Sale (the “Actual Transaction Expense Amount”). If the Actual Transaction Expense Amount is less than the Transaction Expense Reserve Amount, the Borrower will pay to the Administrative Agent on such date an amount equal to such difference and upon receipt, the Administrative Agent will distribute that amount to the Term Lenders for application to installments of the Term Loans in inverse order of maturity. If the Actual Transaction Expense Amount is greater than the Transaction Expense Reserve Amount, the Borrower may reduce amounts otherwise payable under subsection (e) below by the difference between such amounts.
     3.5 (e) Payments from Tax Reserve Amount. Not later than ten Business Days after the closing of the Macro International Sale, the Borrower will deliver to the Administrative Agent a statement as to the actual incremental taxes paid or payable by the Borrower resulting from the Macro International Sale (the “Actual Tax Amount”), including supporting documents reasonably requested by the Administrative Agent. If the Actual Tax Amount is less than the Tax Reserve Amount, the Borrower will pay to the Administrative Agent on such date an amount equal to such difference and upon receipt, the Administrative Agent will distribute that amount to the Term Lenders for application to installments of the Term Loans in inverse order of maturity. If the Actual Tax Amount is greater than the Tax Reserve Amount, the Borrower may reduce amounts otherwise payable under subsection (d) above by the difference between such amounts.
ARTICLE 4
4. Update to Disclosure Letter. Attached hereto as Schedule I is supplement dated as of March 23, 2009 to the disclosure letter of the Borrower dated as of February 14, 2006.
ARTICLE 5
5. Release of Liens. The Administrative Agent hereby releases its Liens in the capital stock and assets of Macro International Inc. and ORC Telecommunications Ltd. (the “Divested Companies”) and releases the Divested Companies from the Pledge Agreement and the Security Agreement. Promptly after this Amendment becomes effective, the Administrative Agent will terminate the financing statements naming the Divested Companies as debtors and will deliver to the Borrower or the Macro International Buyer (as the Borrower requests) any certificates it holds evidencing the capital stock of the Divested Companies.

ARTICLE 6
6. Release of Guarantors. The Administrative Agent hereby releases the Divested Companies from the Subsidiaries Guaranty.
ARTICLE 7
7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     7.1 (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
     7.2 (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower’s articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower is bound.
     7.3 (c) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of such date.
ARTICLE 8
8. Conditions. This Amendment becomes effective only if the Administrative Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Administrative Agent, on or before April 30, 2009 (or such later date as the Administrative Agent may agree to in writing):
     8.1 (a) this Amendment, duly executed by the Borrower and each of the Lenders below;
     8.2 (b) the Acknowledgment and Agreement of Guarantors attached hereto, duly executed by the Guarantors;
     8.3 (c) a certificate of an officer of the Borrower certifying (i) that the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly approved by all necessary action of the board of directors of the Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the articles of incorporation and the bylaws of the Borrower, together with such copies, and (iii) the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers;
     8.4 (d) Copies of the Macro International Sale Documents, in each case duly executed on behalf of the parties thereto, together with (i) a certificate dated as of the closing date of the Macro International Sale to the effect that (A) such copies are true, correct and complete copies of the Macro International Sale Documents, (B) the Macro International Sale was consummated in accordance with the Macro International Sale Documents, (C) no other agreements (written or oral), other than the agreements delivered to the Administrative Agent, modify in any material respect the Macro International Sale Documents and (D) no Event of Default exists, and (ii) such other evidence as the Administrative Agent may reasonably request that the Macro International Sale will be consummated simultaneously with the time this Amendment becomes effective;
     8.5 (e) payment of the Initial Macro International Net Sales Proceeds Amount; and
     8.6 (f) payment of the fee described in the fee letter dated as of March 11, 2009.
ARTICLE 9
9. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
ARTICLE 10
10. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Administrative Agent and the Lenders, whether or not known to the Administrative Agent and the Lenders and whether or not existing on the date of this Amendment.
ARTICLE 11
11. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
ARTICLE 12
12. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
Signature pages follow

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

infoGROUP INC.
By:	/s/ Thomas W. Oberdorf
	Name:	Thomas W. Oberdorf
	Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Joseph G. Colianni
	Name:	Joseph G. Colianni
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Co-Syndication Agent, Documentation Agent and a Lender
By:	/s/ Steven K. Kessler
	Name:	Steven K. Kessler
	Title:	Senior Vice President

CITIBANK, N.A., as Co-Syndication Agent and a Lender
By:	/s/ Scott Miller
	Name:	Scott Miller
	Title:	Vice President

FIRST BANK
By:	/s/ Kathryn M. Mayfield
	Name:	Kathryn M. Mayfield
	Title:	Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Joshua Gross
	Name:	Joshua Gross
	Title:	Investment Banking Officer

FIRST NATIONAL BANK OF OMAHA
By:	/s/ Donald L. Erikson
	Name:	Donald L. Erikson
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Joseph T. Sullivan, III
	Name:	Joseph T. Sullivan, III
	Title:	Vice President

COMMERCE BANK, N.A.
By:	/s/ Wayne C. Lewis
	Name:	Wayne C. Lewis
	Title:	Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ William R. Kopp
	Name:	William R. Kopp
	Title:	Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
dated as of March 23, 2009
          Each of the undersigned, a guarantor of the indebtedness of infoGROUP INC., a Delaware corporation formerly known as infoUSA Inc. (the “Borrower”), to the financial institutions from time to time a party in the capacity of a lender (in such capacity, the “Lenders” and each a “Lender”) to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement and Waiver of Defaults dated as of March 26, 2008, and that certain Fourth Amendment to Second Amended and Restated Credit Agreement and Waiver of Defaults dated as of June 27, 2008 (as so amended, the “Credit Agreement”), by and among the Borrower, BANK OF AMERICA, N.A., successor in interest to LASALLE BANK NATIONAL ASSOCIATION, and CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”), pursuant to an Amended and Restated Subsidiaries Guaranty dated as of February 14, 2006 (as so amended, the “Guaranty”), hereby (i) acknowledges receipt of that certain Fifth Amendment to Second Amended and Restated Credit Agreement and Waiver of Default (the “Fifth Amendment”) dated as of the date hereof among the Borrower, various financial institutions, the Syndication Agents, the Documentation Agent and the Administrative Agent; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Administrative Agent pursuant to the terms of the Guaranty and acknowledges that all indebtedness arising under the Credit Agreement, as amended by the Fifth Amendment, whether evidenced by the Notes (as defined therein) or otherwise, constitute Guaranteed Obligations guarantied by the Guaranty, and that all such indebtedness and all obligations of the undersigned under the Guaranty, including but not limited to those obligations relating to the indebtedness arising under the Credit Agreement, as amended, constitute Obligations secured by the Amended And Restated Security Agreement dated as of February 14, 2006, by the Borrower and each of the undersigned in favor of the Administrative Agent as collateral agent; and (iv) acknowledge that the Lenders, the Syndication Agents, the Documentation Agent and the Administrative Agent may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of any of the undersigned and without impairing the liability of any of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lenders and the Administrative Agent.
Signature page follows

ADVANCED ANALYTICS, INC.,
ATLANTIC RESEARCH & CONSULTING, INC.,
CITY DIRECTORIES, INC.,
DIRECT MEDIA, INC.,
DIRECT MEDIA HOLDINGS, INC.,
DIRECT MEDIA, LLC.,
DIRECT MEDIA DATA SERVICES, LLC,
DONNELLEY MARKETING, INC.,
EDITH ROMAN HOLDINGS, INC.,
EXPRESS COPY, INC.,
GUIDELINE, INC.,
GUIDELINE CHICAGO, INC.,
GUIDELINE CONSULTING CORP.,
GUIDELINE RESEARCH CORP.,
HILL-DONNELLY CORPORATION,
INFOUSA MARKETING, INC.,
INFOUSA INC.
INFOINTERNATIONAL INC.
MILLARD GROUP, INC.,
ONESOURCE INFORMATION SERVICES, INC.,
OPINION RESEARCH CORPORATION,
OPINION RESEARCH NORTHWEST, INC.,
SALESGENIE.COM, INC.,
SIGNIA PARTNERS, INCORPORATED
STOREFRONT IMAGES USA, INC.,
TGMVC CORPORATION,
TABLINE DATA SERVICES, INC.,
TTECH ACQUISITION CORP. (D/B/A TELTECH),
WASHINGTON RESEARCHERS, LTD.,
WALTER KARL, INC., and
YESMAIL, INC.
each as a Guarantor

By:	/s/ Thomas W. Oberdorf

Name: Thomas W. Oberdorf
Title: Treasurer